EXHIBIT 99.1

Office of the United States Trustee

   In re:
   The Kushner-Locke Company

   Chapter 11
   Case No. LA 01-44828-SB (Administratively Consolidated with
   Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
   44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

   DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	35

For the Period FROM:	9/1/2004

TO:	9/30/2004

CASH ACTIVITY ANALYSIS (Cash Basis Only)	Collateral	Concentration
	Account	Account

Balance before Statement #1	268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements	5,689,675.92	4,520,666.40

B. Less: Total Disbursements per all Prior Statements	4,752,903.55	4,566,514.12

C. Beginning Balance	$1,205,105.58	$20,108.49

D. Receipts during Current Period Description

9/1/2004 Wire Transfer		40,000.00
9/3/2004 Stutman Treister & Glatt ( United Releasing)	299,965.00
9/14/2004 Wire Transfer		48,000.00
9/17/2004 A & E	137.58
9/17/2004 Tanya Miller	220.00
9/24/2004 Wire Transfer		135,000.00
9/30/2004 interest	1,689.86

TOTAL RECEIPTS THIS PERIOD	302,012.44	223,000.00	—	—

E. Balance Available (C plus D)	$1,507,118.02	$243,108.49	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 35				Page 2 of 3
F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

9/1/2004		Wire Transfer	40,000.00
9/1/2004	38031	Bonded Services, Inc		6,613.31
9/1/2004	38032	KEREN AMINIA		1,861.00
9/1/2004	38033	Oberstein Kibre Horwitz		95.93
9/3/2004		ADP Fees		157.24
9/10/2004		ADP Fees		97.24
9/14/2004		ADP Taxes		9,858.89
9/14/2004	8118	Payroll		1,019.09
9/14/2004	8119	Payroll		12,745.22
9/14/2004	8120	Payroll		1,351.56
9/14/2004	8121	Payroll		2,385.40
9/14/2004		Wire Transfer	48,000.00
9/14/2004	38034	Federal Express		34.24
9/14/2004	38035	New Wave Entertainment		416.50
9/14/2004	38036	Accurate Express		15.30
9/14/2004	38037	Brandon & Morner-Ritt		7,685.83
9/16/2004	38038	Two Easily Amused		2,000.00
9/17/2004		ADP Fees		30.00
9/17/2004	38039	Recall		804.33
9/17/2004	38040	Blue Shield of California		316.00
9/17/2004	38041	Health Net		2,339.39
9/22/2004	38042	Alice P.Neuhauser		663.27
9/22/2004	38043	Arrowhead		26.36
9/22/2004	38044	DataLOK Partners WLA II		177.31
9/22/2004	38045	United States Trustee		250.00
9/22/2004	38046	United States Trustee		1,250.00
9/22/2004	38047	United States Trustee		250.00
9/22/2004	38048	United States Trustee		250.00
9/22/2004	38049	United States Trustee		250.00
9/22/2004	38050	United States Trustee		250.00
9/22/2004	38051	United States Trustee		250.00
9/22/2004	38052	United States Trustee		250.00
9/22/2004	38053	United States Trustee		250.00
9/23/2004	38054	Accurate Express		42.00
9/24/2004		ADP Fees		97.24
9/24/2004		Wire Transfer	135,000.00
9/27/2004		Morgan Lewis Wire		85,187.72
9/28/2004		ADP Taxes		11,201.13
9/28/2004	8122	Payroll		1,019.09
9/28/2004	8123	Payroll		14,287.96
9/28/2004	8124	Payroll		1,351.58
9/28/2004	8125	Payroll		2,385.39
9/28/2004	38055	Point 360		155.10
9/28/2004	38056	SBC		83.50
9/28/2004	38057	New Beginnings Enterprises		3,802.00
9/28/2004	38058	SBC		361.13
9/29/2004	38059	Visual Impact		7,675.47
9/29/2004	38060	Cash		500.00

TOTAL DISBURSEMENTS THIS PERIOD:			223,000.00	182,092.72	—	—

G. Ending Balance (E less F)			$1,284,118.02	$61,015.77	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 35	Page 3 of 3

H.	(1) Collateral Account: a) Depository Name and Location: Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081 b) Account Number: 323221556

(2)	Concentration Account: a) Depository Name and Location: Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024 b) Account Number: 1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$731.10
Bank of Scotland — Pinocchio	3516309	851,139.52	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3516317	209,501.69	Pound Sterling	Time Deposit (KL' s interest is 50%)
Allied Pinocchio	10747301	382.86	Pound Sterling
Edge Entertainment	1891152710	$172.89
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$565.18
KL MDP Sensation	60-066-930	$17,719.61
KL\7 Venture	1890-69-6360	$11,922.88
Denial Venture	1890-69-6501	$42,408.90
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser Debtor in Possession